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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 6, 2001

                             HARRIS INTERACTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

                 DELAWARE                               000-27577                                16-1538028
-----------------------------------------      --------------------------               ----------------------
(State or other jurisdiction of incorporation)       (Commission File Number)           (IRS Employer Identification
                                                                                         Number)
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            135 CORPORATE WOODS, ROCHESTER, NEW YORK                14623
          ----------------------------------------------         -------------
            (Address of Principal Executive Offices)              (Zip Code)


        Registrant's Telephone Number Including Area Code: (716) 272-8400
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.       Other Events

              On August 6, 2001, Harris Interactive Inc., a Delaware corporation
("Harris Interactive"), and Total Research Corporation, a Delaware corporation
("Total Research"), issued a joint press release announcing that they have entered into a definitive merger agreement, providing for the merger of a wholly owned subsidiary of Harris Interactive into Total Research. Following the merger, Total Research will become a wholly owned subsidiary of Harris
Interactive. A copy of the joint press release issued in connection with the execution of the definitive merger agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

     (a)      Financial Statements of the Business Acquired.

              Not Applicable

     (b)      Pro Forma Financial Information

              Not Applicable

     (c)      Exhibits

No.           Description

99.1          Joint Press Release of Harris Interactive Inc. and Total Research
              Corporation, dated August 6, 2001.

                                                  Signatures

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HARRIS INTERACTIVE INC.

                                 By: /s/ Bruce A. Newman
                                    --------------------
                                 Name:  Bruce A. Newman
                                 Title: Chief Financial Officer


Dated: August 6, 2001

                                       2


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                             EXHIBIT INDEX

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
EXHIBIT NO.       DESCRIPTION
99.1              Joint Press Release of Harris Interactive Inc. and Total Research Corporation,
                  dated August 6, 2001.
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